EXHIBIT 99.1

CERTIFICATION OF PERIODIC REPORT

I,    Emil Youssefzadeh, Chief Executive Officer of STM Wireless, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)    the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2002 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 780(d)); and

(2)    the information contained in the Report fairly presents, in all material respects, the historical financial condition and results of operations of the Company.

Dated: August 13, 2002	/s/ EMIL YOUSSEFZADEH
Chief Executive Officer